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                                                         January 7, 1999


Mark Goldman
Eastpak, Inc.
Cross Point Tower 1, 12th Floor
Lowell, MA  01851-8113

Dear Mark:

     The purpose of this letter is to set forth the terms of our agreement for your continued employment with Coleman. The following are the key elements of our agreement:

Title:                   Chairman, Eastpak
Effective Date:          January 1, 1999
Salary:                  $300,000.00/annual
Bonus Target:            70% of Salary, to be prorated if you terminate
                         employment during the year for any reason other than
                         good cause.
Stock Options:           30,000 shares, subject to approval by the Sunbeam
                         Compensation Committee.  Vesting will be accelerated
                         from our normal practice such that 50% will vest on
                         July 1, 1999
                         and 50% will vest on December 31, 1999.
Car Allowance:           $725.00/month
Vacation:                4 weeks
Benefits:                Standard Sunbeam benefits.
Notice Period:           Three months by either party.

     If you agree to these basic terms, we will complete a more formal Employment Agreement as soon as possible.

                                   Sincerely,



                                   Jerry W. Levin
                                   ---------------------
                                   Jerry W. Levin, CEO



Agreed to by:

Mark Goldman
----------------
Mark Goldman